WATERSIDE CAPITAL CORPORATION

2003 Annual Report

Letter to Stockholders	1

Five-Year Summary of Selected Financial Data	2

Management’s Discussion And Analysis	3

Independent Auditors’ Report	11

Financial Statements	12

Corporate Information	Inside Back Cover

WATERSIDE CAPITAL CORPORATION

A Small Business Investment Company

LETTER TO STOCKHOLDERS

Fiscal 2003 proved to be a record earnings year for your Company. The net increase in stockholders’ equity resulting from operations of $4,140,000 or $2.66 per share was the largest in the Company’s history. The significant improvement in earnings was primarily due to improving valuations on the Company’s investments in New Dominion Pictures, LLC of $3,398,000 and Signius Investment Corporation of $1,459,000.

Although the past few years have been very challenging for the U.S. economy, for the venture capital industry and for our investee companies, most of our investee companies have undertaken proactive changes to adapt to recent and current economic conditions. We have continued our stated goal of increasing the percentage of subordinated debt instruments in our portfolio with their percentage increasing from 31% of our investment portfolio for fiscal 2002 to the current 36% for 2003. In addition, we continue to control operating expenses. During fiscal 2003, the Company relocated its physical office location resulting in significant annual savings through reduced space and lower rental rates.

A significant portion of our management resources was tied up during the first half of fiscal 2003 in litigation. We are pleased that both lawsuits were settled with the Company receiving $1.4 million in proceeds from the two settlements during fiscal 2003. As a result of these settlements, the Company realized a significant recovery from certain investments that had previously been written off.

We experienced a significant improvement in our net asset value per common share, increasing from $5.52 per share at June 30, 2002 to $8.21 per share at June 30, 2003. With our current operating performance and potential, we believe total returns can improve.

For fiscal 2004, we see continued challenges and greater renewed opportunities. The current economic conditions provide unique opportunities for well managed venture capital firms with a clear strategic direction. We currently have significant funds to invest and will stay the course with quality-controlled growth and continued improvement in our operating efficiency.

We are grateful for the loyalty of our staff and their dedication to the achievement of our goals. On behalf of all directors, managers and employees, we thank you for your continued support.

J. Alan Lindauer

President & CEO

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

(757) 626-1111 • (757) 626-0114 Fax • E-mail to waterside@watersidecapital.com

NASDAQ Symbol WSCC

FIVE-YEAR SUMMARY OF SELECTED FINANCIAL DATA

	Year Ended June 30,
	1999	2000	2001	2002	2003
Summary of Earnings Information:
Operating Income:
Dividends	$1,071,899	$2,189,862	$2,865,832	$2,007,981	$1,444,822
Interest on debt securities	717,437	1,009,744	1,008,202	1,220,768	1,353,940
Interest on cash equivalents	160,899	37,203	17,642	35,712	77,663
Fee and other income	947,013	677,205	354,827	462,522	316,321

Total operating income	2,897,248	3,914,014	4,246,503	3,726,983	3,192,746
Operating Expenses:
Interest expense	417,605	1,224,066	1,913,544	2,019,865	2,025,651
Other	1,387,525	1,645,318	1,668,727	1,577,290	1,331,368

Total operating expenses	1,805,130	2,869,384	3,582,271	3,597,155	3,357,019
Recovery related to investee litigation, net	—	—	—	—	615,018
Net operating income before income taxes	1,092,118	1,044,630	664,232	129,828	450,745
Income tax expense (benefit)	51,000	(352,000)	(675,000)	—	—

Net operating income (loss)	1,041,108	1,396,630	1,339,232	129,828	450,745
Realized gain (loss) on investments, net of income taxes (1)	234,312	1,426,474	73,372	(3,213,047)	(6,896,966)
Change in unrealized appreciation (depreciation) on investments, net of income taxes (2)	(238,376)	(1,514,791)	(6,247,984)	(237,934)	10,585,917

Net increase in stockholders’ equity resulting from operations	$1,037,044	$1,308,313	$(4,835,380)	$(3,321,153)	$4,139,696

Net operating income per share—basic and diluted	$0.66	$0.88	$0.85	$0.08	$0.29
Net increase (decrease) in stockholders’ equity resulting from operations per share—basic and diluted	$0.66	$0.83	$(3.06)	$(2.11)	$2.66
Weighted average number of shares outstanding	1,581,430	1,581,430	1,581,430	1,576,306	1,554,646

	At June 30,
	1999	2000	2001	2002	2003
Balance Sheet Information:
Investments in portfolio companies at fair value (3):
Debt securities	$6,894,468	$8,877,766	$6,514,395	$8,463,170	$10,549,973
Equity securities	17,070,782	23,237,050	23,146,571	15,304,120	12,547,868
Options and warrants	377,000	3,752,744	4,025,942	3,879,533	6,320,902

Total Investments	24,342,250	35,867,560	33,686,908	27,646,823	29,418,743
Cash and cash equivalents	1,269,409	118,314	1,089,386	5,417,202	5,857,852
Total assets	27,109,870	39,098,743	38,378,758	35,081,369	38,881,380
Debentures payable	12,300,000	19,300,000	25,400,000	25,400,000	25,400,000
Total stockholders’ equity	14,071,269	16,834,391	11,999,011	8,605,658	12,719,754

(1)	Amount presented net of income tax expense of $144,000 for 1999, $873,000 for 2000, $40,000 for 2001 and $0 for 2002 and 2003
(2)	Amounts have been presented net of deferred income tax expense (benefit) of ($145,000), ($926,000), $191,000, $550,000 and $0 respectively, for the years ended June 30, 1999, 2000, 2001, 2002 and 2003.
(3)	The Company’s portfolio investments are presented at fair value, as determined by the Executive Committee of the Board of Directors, using the Model Valuation Policy as published by the Small Business Administration (SBA). The valuation policy includes estimates made by management in the absence of readily ascertainable market values. These estimated values may differ from those that would have been used had a ready market for the securities existed. See the Notes to the Company’s Financial Statements included elsewhere herein. The cost of the portfolio investments was $23,860,295, $37,826,396, $41,702,728, $35,349,098 and $26,535,101 at June 30, 1999, 2000, 2001, 2002 and 2003, respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following analysis of the financial condition and results of operations of the Company should be read in conjunction with the Company’s fiscal year 2003 financial statements and the notes thereto and the other information included elsewhere in this report.

General

Waterside Capital Corporation (“Waterside” or the “Company”) is a specialty finance company headquartered in Norfolk, Virginia. The Company invests in equity and debt securities to finance the growth, expansion and modernization of small private businesses, primarily in the Mid-Atlantic Region. The Company was formed in 1993 as the Eastern Virginia Small Business Investment Corporation. Through June 30, 1996, the Company operated as a development stage company focused primarily on preparation to commence operation. The Company was licensed in 1996 by the Small Business Administration (SBA) as a Small Business Investment Company (SBIC) under the Small Business Investment Act of 1958. In October 1996, the Company made its first portfolio investment. In January 1998, the Company completed its Initial Public Offering (IPO) to raise additional equity to support its growth strategy.

The majority of the Company’s operating income is derived from dividend and interest income on portfolio investments and application and processing fees related to investment originations. The remaining portion of the Company’s operating income comes from interest earned on cash equivalents. The Company’s operating expenses primarily consist of payroll, interest expense on SBA debentures and the Company’s lines of credit and other expenses incidental to the Company’s operations. Waterside currently has 6 full time employees.

Portfolio Composition

The Company’s primary business is investing in and lending to privately owned businesses through investments in subordinated debt, preferred stock and common stock. Substantially all of the Company’s investments in subordinated debt securities and preferred stock also include detachable warrants or conversion features. The portfolio composition at June 30, 2002 and 2003 is shown in the following table:

	Cost June 30,		Fair Value June 30,
	2002	2003	2002	2003
Subordinated Debt	34.9%	40.9%	30.6%	35.8%
Preferred Stock	54.7	51.5	50.9	33.7
Common Equity	7.2	3.2	14.0	9.0
Warrants and Options	3.2	4.4	4.5	21.5

Total	100.0%	100.0%	100.0%	100.0%

The weighted effective yield on the investment portfolio was 11.23% at June 30, 2003 and 9.97% at June 30, 2002.

The following tables show the Portfolio Composition by geographic region and industry grouping:

	Cost June 30,		Fair Value June 30,
	2002	2003	2002	2003
Mid Atlantic	54.1%	51.6%	60.6%	60.7%
Southeast	8.5	—	—	—
Midwest	13.0	16.9	16.2	15.2
Northeast	13.9	17.8	16.9	18.1
West	10.5	13.7	6.3	6.0

Total	100.0%	100.0%	100.0%	100.0%

	Cost June 30,		Fair Value June 30,
Industry Grouping	2002	2003	2002	2003
Service	15.7%	18.0%	20.1%	16.7%
Manufacturing	29.4	36.1	38.4	36.7
Telecommunications	20.5	10.2	17.7	11.3
Information technology	15.6	14.6	7.2	6.8
Education	1.2	1.5	1.5	1.4
Other	17.6	19.6	15.1	27.1

Total	100.0%	100.0%	100.0%	100.0%

Results of Operations

2003 Compared to 2002

For the year ended June 30, 2003, total operating income was $3,193,000 compared to $3,727,000 reported for fiscal 2002. This reflected a decrease of $534,000 or 14.3% from the amount reported for fiscal 2002 due primarily to management’s decision to discontinue the accrual of dividend and interest income on an increased number of investments due to the uncertainty of collection of the income. The operating income reported for the year-end December 31, 2003 consisted of dividends of $1,445,000, interest on debt securities of $1,354,000, interest on cash equivalents of $78,000 and fee and other income of $316,000. For the year ended December 31, 2002, total operating income consisted of dividends of $2,008,000, interest on debt securities of $1,221,000, interest on cash equivalents of $36,000 and fee and other income of $463,000.

Total operating expenses were $3,357,000 for the year ended June 30, 2003 compared with $3,597,000 reported for the year ended June 30, 2002. The reduction of $240,000 or 6.7% in operating expenses when comparing fiscal 2003 to fiscal 2002 was due to the significant increase in legal fees associated with investee litigation during fiscal 2002. Total operating expenses for the year ended June 30, 2003 consisted of interest expense of $2,026,000, salaries and benefits of $700,000, legal and accounting expenses of $251,000 and other operating expenses of $381,000. For the year ended June 30, 2002 total operating expenses consisted of interest expense of $2,020,000, salaries and benefits of $690,000, legal and accounting expenses of $508,000 and other operating expenses of $379,000. At June 30, 2003 the Company is in compliance with the SBA guidelines for management expense.

During the year ended June 30, 2003, litigation involving two former investees was settled. As a result, a recovery of $615,000 of legal and other expenses associated with these litigations, net of expenses, was recorded in net operating income during the year.

The Company’s net operating income was $451,000 for the year ended June 30, 2003 compared to $130,000 reported for the year ended June 30, 2002. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is not more likely than not that those benefits could be realized. Because the Company operates as a licensed SBIC, its dividend income is not taxable. As a result it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains from sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result the Company has provided a valuation allowance for the full amount of its deferred tax asset at June 30, 2003.

During the year ended June 30, 2003, the Company realized a loss on investments of $6,897,000 due primarily to the realization of the previously recorded unrealized loss related to the Capital Market Groups investment of $1,480,000, the JMS Worldwide, Inc. investment of $2,069,000, the National Assisted Living investment of $1,040,000 and the Phoenix Fabrication, Inc. investment of $912,000. The Company additionally realized a loss on its investment in Jubilee Tech International of $2,427,000. These losses were partially offset by a realized gain of $1,363,000 on the sale of warrants in the Answernet, Inc. investment. For the year ended June 30, 2002, the Company realized the losses on investments of $3,213,000 due primarily to the realization of the previously recorded unrealized loss related to Tangent Solutions, Inc. (formerly named Electronic Business Systems, Inc. and Triangle Image Group, Inc.) of $2,298,000 coupled with the realization of the loss of $2,270,000 of the previously recorded unrealized loss on Extraction Technologies, Inc. These losses were partially offset by a realized gain of $1,070,000 on the sale of the Delta Educational Systems investment. The Company also realized numerous other smaller gains and losses during the years ended June 30, 2003 and 2002.

The change in unrealized appreciation of $10,586,000 for the year ended June 30, 2003 was due to a combination of the reversal of unrealized depreciation related to the previously discussed realized loss on five individual investee companies and the recognition of unrealized gains on two investments due to their improved valuations. The Company took write-ups on its investments in New Dominion Pictures, LLC of $3,398,000 and its investment in Signius Investment Corporation of $1,459,000 during fiscal 2003 and recognized numerous smaller additional gains and losses on its individual investments. For the year ended June 30, 2002, the change in unrealized depreciation on investments of $238,000 consisted of unrealized losses of $1,878,000 related to the Digital Square investment, $1,022,000 related to the Eton Court investment, $2,069,000 related to the JMS Worldwide, Inc. investment, and $959,000 related to the Phoenix Fabrication, Inc. investment. These losses were partially offset by the reclassification of realized depreciation related to Tangent Solutions, Inc. and Extraction Technologies, Inc. of $4,568,000 to realized losses.

The net increase in stockholders equity resulting from operations of $4,140,000 for the year ended June 30, 2003 or $2.66 per share compared to a decrease of $3,321,000 or $2.11 per share for the year ended June 30, 2002 due to the various items noted above.

2002 Compared to 2001

For the year ended June 30, 2002 total operating income was $3,727,000 compared to the $4,247,000 generated during 2001. The decrease in operating income is primarily due to management’s decision to discontinue the accrual of dividend income on an increased number of investments due to the uncertainty of collection of the income. This decrease was partially offset by an increase in interest income due to an increase in the Company’s investments in debt securities. Additionally, the Company realized additional fee income due primarily to the final resolution of a non-compete agreement related to a former investee. The 2002 operating income consisted of dividends of $2,008,000, interest on debt securities of $1,221,000, interest on cash equivalents of $36,000 and fee and other income of $463,000.

Total operating expenses for the year ending June 30, 2002 were $3,597,000 compared to $3,582,000 for the year ended June 30, 2001. The expenses for the year ended June 30, 2002, consisted of interest expense of $2,020,000, salaries and benefits of $690,000, legal and accounting expenses of $508,000 and other operating expenses of $379,000. The expenses for the year ended June 30, 2001 consisted of interest expense of $1,914,000, salaries and benefits of $903,000, legal and accounting expenses of $339,000 and other operating expenses of $427,000. The significant decrease in salaries and benefits and other operating expenses when comparing 2002 to 2001 is due to a combination of a reduction in the number of employees and reduced travel expense. As an SBIC, the Company is regulated by the SBA and must operate within certain prescribed expense guidelines. At June 30, 2002, the Company is in compliance with the SBA guidelines for management expense. The significant increase in legal and accounting expense is due to increased legal costs associated with a collection effort on two investments previously written off. Subsequent to June 30, 2002, a settlement was reached in specific litigation related to one investee company. Under the settlement, the Company expects to recover $455,000 related to this litigation during the first quarter of fiscal 2003.

Net operating income for fiscal 2002 was $130,000 compared to $1,339,000 for fiscal 2001. The Company recognized $675,000 in income tax benefits for fiscal 2001. During the year ended June 30, 2002, the Company ceased recognizing deferred tax benefits associated with the generation of net operating losses from operations and its realized losses because management concluded that it is not more likely than not that those benefits could be realized. Because the Company operates as a licensed SBIC, its dividend income is not taxable. As a result, it is unlikely that the Company will generate taxable income in the foreseeable future. Unless the Company is able to generate significant realized gains on sales of investments, the benefits of tax losses from operations and any realized losses from settlement of investments are not likely to be realized. As a result, the Company has provided a valuation allowance for the full amount of its deferred tax asset at June 30, 2002.

For the year ended June 30, 2002, the Company realized a loss on investments of $3,213,000 due primarily to the realization of the previously recorded unrealized loss related to Tanget Solutions, Inc. (formerly named Electronic Business Systems, Inc. and Triangle Image Group, Inc.) of $2,298,000 coupled with the realization of a loss of $2,270,000 of the previously recorded unrealized loss on Extraction Technologies, Inc. These losses were partially offset by a realized gain of

$1,070,000 on the sale of the Delta Education Systems investment. The Company also realized numerous other smaller gains and losses during the year ending June 30, 2002.

The change in unrealized depreciation on investments, net of income tax benefit, for the year ended June 30, 2002 of $238,000 consisted of unrealized losses of $1,878,000 related to the Digital Square, Inc. investment, $1,022,000 related to the Eton Court investment, $2,069,000 related to the JMS Worldwide, Inc investment and $959,000 related to the Phoenix Fabrications Inc. investment. These losses were partially offset by the reclassification of realized depreciation related to Tanget Solutions, Inc. and Extraction Technologies, Inc. of $4,568,000 to realized losses. Management is pursuing recovery of the various write-downs through all available channels, including restructuring and litigation where appropriate. The potential for recovery is uncertain at this time due to the current economic environment.

The net decrease in stockholder’s equity resulting from operations of $3,321,000 for the year ended June 30, 2002 or $2.11 per share compared to a decrease of $4,835,000 or $3.06 per share for the year ended June 30, 2001.

Financial Condition, Liquidity and Capital Resources

At June 30, 2003, the Company’s investment portfolio totaled $29.4 million compared with the $27.6 million reported at June 30, 2002. For fiscal 2003, the Company funded $2.5 million in new investments and received proceeds from the sales of investments and principal collected on debt securities of $2.6 million. For the comparable year of 2002, the Company funded $3.6 million in new investments and loans and received $7.6 million in principal collected on debt securities and from the sales of investments. The Company’s cash position at June 30, 2003 increased to $5.9 million from the $5.4 million reported at June 30, 2002, due primarily to the net cash provided by investing activities.

Net asset value per common share increased to $8.21 per share at June 30, 2003 from the $5.52 per share reported at June 30, 2002.

For the year ended June 30, 2003, the net cash used in operating activities was $222,000 compared to the $330,000 net cash provided during the year ended June 30, 2002. The change was primarily due to the refund of previously paid income taxes received in fiscal 2002. The net cash provided by investing activities was $689,000 for the year ended June 30, 2003 as compared to the $4,070,000 provided by investing activities during the fiscal year ended June 30, 2002. This fluctuation is primarily due to the proceeds from the sale of investments and principal collected on debt securities of $7,639,000 for the year ended June 30, 2002 compared to the proceeds from the sales of investments and principal collected on debt securities of $2,637,000 for the year ended June 30, 2003. The company used $26,000 to repurchase its own stock during the year ended June 30, 2003, and $72,000 for the repurchase of company stock for the year ended June 30, 2002.

The Company utilizes cash flow from operations, proceeds from borrowings under lines of credit and approved SBA leverage, and proceeds from investment repayments and sales to fund its operations and investments. Based on the Company’s current regulatory capital, the SBA has approved the issuance of up to $32.4 million of debentures for the Company, of which $25.4 million have been issued at June 30, 2003. The Company also maintains a short-term line of credit agreement which allows for maximum borrowing of $2.5 million at June 30, 2003. There was no borrowing under the line of credit during fiscal 2003. Under the regulations governing the SBIC programs available, SBA leverage is determined based on the SBIC’s regulatory capital and investment portfolio mix. The Company increased its percentage of debt securities at fair value from 30.6% at June 30, 2002 to 35.8% at June 30, 2003 and plans to increase the percentage of debt securities within the total portfolio. Management is continuing to evaluate various strategic alternatives for the Company, including but not limited to raising additional equity capital through private sources, exploring other sources of financing through the SBA and managing the existing investment portfolio and reinvesting proceeds from repayments and liquidations.

Contractual Obligations and Commitments

The following table summarizes the Company’s material contractual obligations, including both on and off balance sheet arrangements, and commitments at June 30, 2003 (in thousands):

	Total	2004	2005	2006	2007	2008	Thereafter
Contractual Obligations —
Operating leases	$173	$33	$39	$38	$38	$25	$—
Borrowings —	—	—	—	—	—	—	—
SBA Debentures	$25,400	—	—	—	—	—	$25,400
Commitments:
Revolving credit facility	—	—	—	—	—	—	—
Employment contracts	—	—	—	—	—	—	—

Operating Leases

The company leases its office facility and various office equipment under non-cancelable operating leases. The termination date of the leased office space is March 1, 2008.

SBA Debentures

The SBA has approved the issuance of up to $32,400,000 of debentures for the Company. All debentures bear interest payable semi-annually at a fixed rate and are due at maturity, which is ten years from the date that the interest rate is fixed. The debentures are subject to numerous covenants through the SBA, including restrictions on dividend payments and retirement of various equity interests. The debentures are subject to a prepayment penalty for the first five years they are outstanding. During 1999, the Company utilized $12,300,000 of the available facility, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on September 1, 2009. During 2000, the Company utilized an additional $7,000,000 which bears interest at 8.64% and matures March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2010 and $3,000,000 of which bears interest at 6.89% and matures on September 1, 2011. Currently, $7,000,000 of the approved amount remains available.

Revolving Credit Facility

The Company has a line of credit with a financial institution with a total availability of $2,500,000. The line bears interest at the bank’s prime rate. There were no outstanding borrowings under the line at June 30, 2003. The line of credit expires on November 1, 2003.

Employment Contracts

The Company has employment contracts with each member of management. These employment agreements are terminable by the Company with or without cause. In the event that the employment agreements are terminated without cause and provided that executives comply with the confidentiality and non-competition covenants, they will be entitled to receive all payments as defined in the respective agreements. The contracts extend through January 2004 with an automatic one-year extension thereafter unless notice of intent not to renew is given, either by the Company or by the executive. If termination without cause had occurred as of June 30, 2003, the Company would have been required to pay approximately $1.0 million to satisfy its obligations.

Change in Certifying Accountant

Effective as of May 12, 2003, the Company appointed Witt, Mares, Eggleston, Smith, PLC as its new independent public accountant. Effective as of May 8, 2003, the Company dismissed KPMG, LLP as its independent public accountant. This change in independent public accountant was approved by the Audit Committee of the Board of Directors of the

company. The audit committee decided to solicit audit proposals from three independent accounting firms, including KPMG, prior to the commencement of the audit for the company’s fiscal year ending June 30, 2003. After receiving these proposals and considering a variety of factors, including cost, the Audit Committee voted to dismiss KPMG, LLP and engage Witt, Mares, Eggleston, Smith, PLC as the company’s independent public accountant.

During the Company’s two most recent fiscal years and through the date of their dismissal, there were no disagreements between the Company and KPMG on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction would have caused KPMG to make reference to the subject matter of the disagreement in connection with this report.

Critical Accounting Policies and Estimates

Critical accounting policies are those that are both most important to the portrayal of our financial condition and results of operations and which require our most complex or subjective judgements or estimates. The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires us to make estimates and judgements that affect reported amounts of assets, liabilities, revenues and expenses and related disclosure of contingent assets and liabilities. On an on-going basis, we evaluate the judgements and estimates underlying our accounting policies, primarily the periodic valuation of our investment portfolio.

The Company values its investment portfolio at fair values as determined in good faith by the Company’s Board of Directors in accordance with the Company’s valuation policy, which is the Model Valuation Policy as published by the SBA. The policy presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. The company determines fair value to be the amount for which an investment can be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

The Company invests primarily in illiquid securities, including the debt and equity of private companies. The Company’s valuation policy considers the fact that privately negotiated securities change in value over a long period of time, that the Company does not intend to trade the securities, and that no readily available market exists for their liquidation. The Company’s valuation policy is intended to provide a consistent basis for establishing the fair value of the portfolio. Unlike banks, the Company is not permitted to provide a general reserve for anticipated loan losses. Instead, the Company must record each individual investment at fair value each quarter. The Company records unrealized depreciation on investments when it believes that an asset has been impaired and full collection of the loan or realization of an equity security is doubtful. Conversely, the Company records unrealized appreciation if it has a clear indication that the underlying portfolio company has appreciated in value and the Company’s security has also appreciated in value. Under it’s valuation policy, the Company does not consider temporary changes in the capital markets such as interest rate movements or changes in the public equity markets, in order to determine whether an investment in a private company has been impaired or whether such as investment has increased in value. The value of investments in public securities is determined using quoted market prices, discounted for illiquidity and or restrictions on resale. Due to the uncertainty inherent in the valuation process, estimates of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.

Quantitative and Qualitative Disclosure About Market Risk

The Company’s business activities contain elements of risk. The Company considers the principal types of market risk to be: risk of lending and investing in small privately owned companies, valuation risk of portfolio, risk of illiquidity of portfolio investments and the competitive market for investment opportunities. The Company considers the management of risk essential to conducting its business and to maintaining profitability. Accordingly, the Company’s risk management systems and procedures are designed to identify and analyze the Company’s risks, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs.

The Company manages its market risk by maintaining a portfolio of equity interests that is diverse by industry, geographic area, size of individual investment and borrower. The Company is exposed to a degree of risk of public market price fluctuations as two of the Company’s twenty-one investments are in thinly traded, small public companies, whose stock prices have been volatile. The other nineteen investments are in private business enterprises. Since there is typically no public market for the equity interests of the small companies in which the Company invests, the valuation of the equity interests in the Company’s portfolio of private business enterprises is subject to the estimate of the Company’s Executive Committee. In the absence of a readily ascertainable market value, the estimated value of the Company’s portfolio of equity interests may differ significantly from the values that would be placed on the portfolio if a ready market for the equity interests existed. Any changes in estimated value are recorded in the Company’s statement of operations as “Net unrealized gains (losses).” Each hypothetical 1% increase or decrease in value of the Company’s portfolio of equity securities of $29.4 million at June 30, 2003, and $27.6 million at June 30, 2002, would have resulted in unrealized gains or losses and would have changed net increase in stockholders’ equity resulting from operations for the year by 7% and 8%, respectively.

The Company’s sensitivity to changes in interest rates is regularly monitored and analyzed by measuring the characteristics of assets and liabilities. The Company utilizes various methods to assess interest rate risk in terms of the potential effect of interest income net of interest expense, the market value of net assets and the value at risk in an effort to ensure that the Company is insulated from any significant adverse effects from changes in interest rates. Based on the model used for the sensitivity of interest income net of interest expense, if the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 100 basis point change in interest rates would have affected net increase in stockholders’ equity resulting from operations negligibly over a twelve-month horizon. Although management believes that this measure is indicative of the Company’s sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the balance sheet and other business developments that could affect operating results. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by this estimate.

Forward Looking Statements

Included in this report and other written and oral information by management from time to time, including reports to shareholders, semi-annual shareholder letters, filings with the Securities and Exchange Commission, news releases and investor presentations, are forward-looking statements about business objectives and strategies, market potential, the Company’s ability to expand the geographic scope of its investments, the quality of the Company’s due diligence efforts, its financing plans, its vendors, suppliers, and portfolio companies, future financial performance and other matters that reflect management’s expectations as of the date made.

Except for historical information, all of the statements, expectations and assumptions contained in the foregoing are “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of risks and uncertainties. It is possible that the assumptions made by management — including, but not limited to, the average maturity of our investments, the potential to realize investment gains as these investments mature, investment opportunities, results, performance or expectations — may not materialize. Actual results may differ materially from those projected or implied in any forward-looking statements. In addition to the above factors, other important factors that may affect the Company’s performance include: the risks associated with the performance of the Company’s portfolio companies, dependencies on key employees, interest rates, the level of economic activity, and competition, as well as other risks described from time to time in the Company’s filings with the Commission, press releases, and other communications. The Company disclaims any intent or obligation to update these forward-looking statements, whether as a result of new information, future events, or otherwise.

PRICE RANGE OF COMMON STOCK

The Company’s Common Stock is quoted on the NASDAQ Stock Market under the symbol WSCC. As of August 29, 2003, the Company had 97 stockholders of record and approximately 323 beneficial owners. The following table sets forth the range of high and low bid prices of the Company’s common stock as reported on the NASDAQ stock market for the period from February 2, 1998, when public trading of the common stock commenced pursuant to the IPO, through June 30, 2003.

	Net Asset Value Per Share(1)	Bid Price
		High	Low	Close
1998
Third Quarter	$8.18	$11.750	$10.750	$10.875
Fourth Quarter	8.24	11.375	10.125	11.125

1999
First Quarter	$8.25	$11.375	$9.000	$9.250
Second Quarter	8.37	10.620	7.500	8.500
Third Quarter	8.71	8.750	6.500	7.250
Fourth Quarter	8.90	7.875	6.000	6.750

2000
First Quarter	$8.98	$7.063	$6.625	$6.875
Second Quarter	11.13	9.438	6.625	9.000
Third Quarter	12.16	10.750	7.563	8.375
Fourth Quarter	10.65	8.500	6.500	6.500

2001
First Quarter	$10.44	$7.000	$4.000	$6.250
Second Quarter	9.75	6.250	2.531	3.750
Third Quarter	8.35	5.250	3.250	3.250
Fourth Quarter	7.59	4.000	3.000	3.650

2002
First Quarter	$8.00	$3.700	$2.000	$2.300
Second Quarter	6.76	4.750	2.250	2.740
Third Quarter	5.92	3.400	1.870	1.890
Fourth Quarter	5.52	2.990	1.390	2.600

2003
First Quarter	$5.82	$2.780	$1.670	$2.000
Second Quarter	5.70	3.700	1.520	2.400
Third Quarter	5.53	4.400	2.130	2.900
Fourth Quarter	8.21	3.410	2.500	2.670

(1)	Net asset value per share is determined as of the last day in the calendar quarter and therefore may not reflect the net asset value per share on the date of the high or low sales prices for that specific quarter. The net asset values shown are based on outstanding shares at the end of each quarter and the previously reported values have been restated to reflect the 5% stock dividend declared on February 5, 1999 and the 6% stock dividend declared on December 7, 1999.

INDEPENDENT AUDITORS’ REPORT

The Stockholders and Board of Directors

Waterside Capital Corporation

Norfolk, Virginia

We have audited the accompanying balance sheet of Waterside Capital Corporation, including the schedule of portfolio investments, as of June 30, 2003 and the related statement of operations, changes in stockholders’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Waterside Capital Corporation as of June 30, 2002 and 2001, were audited by other auditors whose report dated August 23, 2002, expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 2003 financial statements referred to above present fairly, in all material respects, the financial position of Waterside Capital Corporation as of June 30, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Norfolk, Virginia

August 1, 2003

BALANCE SHEETS

JUNE 30, 2002 AND 2003

	2002	2003
ASSETS:
Investments in portfolio companies, at fair value (note 2):
Debt securities	$8,463,170	$10,549,973
Equity securities	15,304,120	12,547,868
Options and warrants	3,879,533	6,320,902

Total investments, cost of $35,349,098 and $26,535,101 at June 30, 2002 and 2003, respectively	27,646,823	29,418,743

CURRENT ASSETS:
Cash and cash equivalents	5,417,202	5,857,852
Current portion of dividends receivable	252,129	296,047
Interest receivable	98,586	97,934
Prepaid expenses	89,190	36,836
Other current assets	—	36,799

TOTAL CURRENT ASSETS	5,857,107	6,325,468

Dividends receivable, excluding current portion	458,583	551,500
Notes receivable (note 3)	229,452	1,800,042
Property and equipment, net (note 4)	91,507	61,052
Deferred financing costs, net	797,897	724,575

TOTAL ASSETS	$35,081,369	$38,881,380

LIABILITIES AND STOCKHOLDERS’ EQUITY:
CURRENT LIABILITIES:
Accounts payable	$7,010	$5,628
Accrued interest	677,067	677,066
Accrued expenses (note 5)	300,008	78,932
Deferred revenue	91,626	—

TOTAL CURRENT LIABILITIES	1,075,711	761,626
Debentures payable (note 6)	25,400,000	25,400,000

TOTAL LIABILITIES	26,475,711	26,161,626

STOCKHOLDERS’ EQUITY (NOTE 8)
Common stock, $1 par value, authorized 10,000,000 shares; issued and outstanding 1,557,630 and 1,548,630 at June 30, 2002 and 2003, respectively	1,557,630	1,548,630
Preferred stock, $1 par value, authorized 25,000 shares, no shares issued and outstanding	—	—
Additional paid-in capital	14,570,319	14,553,719
Net unrealized appreciation (depreciation) on investments, net of income taxes	(7,702,275)	2,883,642
Undistributed accumulated earnings (loss)	179,984	(6,266,237)

TOTAL STOCKHOLDERS’ EQUITY	8,605,658	12,719,754

Commitments and contingencies (notes 2, 11, 12 and 13)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$35,081,369	$38,881,380

Net asset value per common share	$5.52	$8.21

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

YEARS ENDED JUNE 30, 2001, 2002 AND 2003

	2001	2002	2003
OPERATING INCOME:
Dividends	$2,865,832	$2,007,981	1,444,822
Interest on debt securities	1,008,202	1,220,768	1,353,940
Interest on cash equivalents	17,642	35,712	77,663
Fee and other income	354,827	462,522	316,321

TOTAL OPERATING INCOME:	4,246,503	3,726,983	3,192,746

OPERATING EXPENSES:
Salaries and benefits	902,874	690,331	699,679
Legal and accounting	338,681	265,950	251,050
Legal expenses related to investee litigation (note 12)	—	242,000	—
Interest expense	1,913,544	2,019,865	2,025,651
Other operating expenses	427,172	379,009	380,639

TOTAL OPERATING EXPENSES:	3,582,271	3,597,155	3,357,019

Recovery related to investee litigation, net	—	—	615,018

Net operating income before income taxes	664,232	129,828	450,745
Income tax benefit (note 7)	(675,000)	—	—

NET OPERATING INCOME	1,339,232	129,828	450,745
Realized gain (loss) on investments, net of income taxes of $40,000, $0 and $0 for 2001, 2002 and 2003, respectively	73,372	(3,213,047)	(6,896,966)
Change in unrealized appreciation (depreciation) on investments, net of income tax expense of $191,000, $550,000 and $0 for 2001, 2002 and 2003 respectively	(6,247,984)	(237,934)	10,585,917

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS	$(4,835,380)	$(3,321,153)	4,139,696

NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE — BASIC AND DILUTED	$(3.06)	$(2.11)	$2.66

Weighted average shares outstanding	1,581,430	1,576,306	1,554,646

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

YEARS ENDED JUNE 30, 2001, 2002 AND 2003

	Common Stock Shares Amount
			Additional Paid-In Capital	Net unrealized Appreciation (Depreciation) on Investments	Undistributed Accumulated Earnings (Loss)	Total Stockholders’ Equity
BALANCE AT JUNE 30, 2000	1,581,430	$1,581,430	$14,618,719	$(1,216,357)	$1,850,599	$16,834,391
Net operating income	—	—	—	—	1,339,232	1,339,232
Net realized gain on investments, net of income taxes	—	—	—	—	73,372	73,372
Increase in net unrealized depreciation on investments, net of income taxes	—	—	—	(6,247,984)	—	(6,247,984)

BALANCE AT JUNE 30, 2001	1,581,430	1,581,430	14,618,719	(7,464,341)	3,263,203	11,999,011
Net operating income	—	—	—	—	129,828	129,828
Repurchase of outstanding stock	(23,800)	(23,800)	(48,400)	—	—	(72,200)
Net realized loss on investments, net of income taxes	—	—	—	—	(3,213,047)	(3,213,047)
Increase in net unrealized depreciation on investments, net of income taxes	—	—	—	(237,934)	—	(237,934)

BALANCE AT JUNE 30, 2002	1,557,630	1,557,630	14,570,319	(7,702,275)	179,984	8,605,658
Net operating income	—	—	—	—	450,745	450,745
Repurchase of outstanding stock	(9,000)	(9,000)	(16,600)	—	—	(25,600)
Net realized loss on investments, net of income taxes	—	—	—	—	(6,896,966)	(6,896,966)
Increase in net unrealized appreciation on investments, net of income taxes	—	—	—	10,585,917	—	10,585,917

BALANCE AT JUNE 30, 2003	1,548,630	$1,548,630	$14,553,719	$2,883,642	$(6,266,237)	$12,719,754

See accompanying notes to financial statements.

STATEMENTS OF CASH FLOWS

YEARS ENDED JUNE 30, 2001, 2002, AND 2003

	2001	2002	2003
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in stockholders’ equity resulting from operations	$(4,835,380)	$(3,321,153)	$4,139,696
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash (provided by) used in operating activities:
Unrealized depreciation (appreciation) on investments	6,056,984	(312,066)	(10,585,917)
Realized (gain) loss on investments	(113,372)	3,213,047	6,896,966
Accretion of preferred stock and debt investments	(570,190)	(507,431)	(393,507)
Depreciation and amortization	85,307	110,927	112,088
Deferred income tax expense	100,000	550,000	—
Other non-cash items	—	(21,033)	42,890
Changes in assets and liabilities increasing (decreasing) cash flows from operating activities:
Dividends receivable	(343,004)	(108,941)	(136,835)
Interest receivable	121,213	2,718	652
Refundable income taxes	(209,903)	533,225	—
Prepaid expenses and other current assets	(41,954)	94,852	15,555
Accounts payable, accrued interest and accrued expenses	215,395	4,338	(222,459)
Deferred revenue	—	91,626	(91,626)

Net cash provided by (used in) operating activities	465,096	330,109	(222,497)

CASH FLOWS FROM INVESTING ACTIVITIES:
Recovery of investment	—	—	483,250
Investments in equity securities made	(2,495,113)	—	(250,000)
Investments in debt securities made	(3,491,249)	(3,596,258)	(2,228,817)
Principal collected on debt securities	2,421,877	1,946,860	2,262,617
Proceeds from collection of notes receivable	—	29,258	55,410
Proceeds from sales of investments	371,715	5,691,806	374,598
Acquisition of property and equipment	(8,754)	(1,759)	(8,311)

Net cash provided by (used in) investing activities	(3,201,524)	4,069,907	688,747

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of stock	—	(72,200)	(25,600)
Proceeds from (repayments of) lines of credit	(2,200,000)	—	—
Proceeds from debentures payable	6,100,000	—	—
Payment of deferred financing costs	(192,500)	—	—

Net cash provided by (used in) financing activities	3,707,500	(72,200)	(25,600)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	971,072	4,327,816	440,650
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	118,314	1,089,386	5,417,202

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,089,386	$5,417,202	$5,857,852

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$1,741,604	$2,067,770	$2,025,651

Cash paid during the year for income taxes	$—	$—	$—

See accompanying notes to financial statements.

Noncash investing activities:

In the first quarter of 2002, the Company's preferred stock investment in Tangent Solutions, Inc. was settled in exchange for a $87,842 note receivable through a bankruptcy proceeding. Of this amount, $66,682 was written off as a realized loss upon completion of the bankruptcy process.

In the fourth quarter of 2002, the Company accepted a debt security in the amount of $358,916 from Triangle Biomedical Sciences and exercised warrants for 54,743 shares of common stock. The investment was obtained through the forgiveness of $396,000 of dividends receivable and a noncash financing fee of $14,687. The exercise price of $51,771 on the warrants was netted against these items.

In October 2002, the Company sold stock warrants with a cost of $2,199 in exchange for a $60,000 note, resulting in a realized gain of $57,801.

In October 2002, the company acquired the net assets associated with the Systems Integration Division of Netplex Systems, Inc. in exchange for the cancellation of certain debt and equity securities, with accrued interest and dividends thereon of $16,710, totaling $1.75 million. Those net assets were then sold to Lakeview Technology Solutions, Inc. in exchange for debt and equity securities totaling $1.75 million.

During the first quarter of fiscal year 2002, the Company's preferred stock in Tangent Solutions, Inc. was settled in exchange for a note receivable through a bankruptcy proceeding. In the second quarter of fiscal year 2003, the remaining note, in the amount of $19,402, was written off as a realized loss.

In March 2003, the Company accepted a debt security in the amount of $33,000 from Triangle Biomedical Sciences for the forgiveness of $33,000 of dividends receivable.

In March 2003, the Company accepted a note receivable for $1,566,000 for the sale of stock warrants in Answernet, Inc., resulting in a realized gain of $1,363,000.

See accompanying notes for financial statements.

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2001, 2002 and 2003

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Waterside Capital Corporation (the “Company”) was incorporated in the Commonwealth of Virginia on July 13, 1993 and is a closed-end investment company licensed by the Small Business Administration (the “SBA”) as a Small Business Investment Corporation (“SBIC”). The Company makes equity investments in, and provides loans to, small business concerns to finance their growth, expansion and development. Under applicable SBA regulations, the Company is restricted to investing only in qualified small business concerns as contemplated by the Small Business Investment Act of 1958. The Company made its first loan to a small business concern in October 1996 and its first equity investment in November 1996.

In January 1998, the Company completed an Initial Public Offering (“IPO”) of 852,000 shares of common stock at a price of $11.00 per share. The net proceeds, after $1,288,464 of offering costs, were $8,083,536.

Cash and Cash Equivalents

The Company considers all highly liquid securities purchased with original maturities of three months or less at the acquisition date to be cash equivalents. Cash and cash equivalents consisted of the following at June 30, 2002 and 2003:

	2002	2003
Cash and cash equivalents in banks	$5,389,655	$5,856,757
Cash deposits in brokerage accounts	27,547	1,095

Total	$5,417,202	$5,857,852

The brokerage account reflected above consists of a deposit account held with a brokerage house to facilitate the trading of stock.

Investment Valuation

Investments are carried at fair value, as determined by the Executive Committee of the Board of Directors. The Company, through its Board of Directors, has adopted the Model Valuation Policy, as published by the SBA, in Appendix III to Part 107 of Title 12 of the Code of Federal Regulations (the “Policy”). The Policy, among other things, presumes that loans and investments are acquired with the intent that they are to be held until maturity or disposed of in the ordinary course of business. Except for interest-bearing securities which are convertible into common stock, interest-bearing securities are valued at an amount not greater than cost, with unrealized depreciation being recognized when value is impaired. Equity securities of private companies are presumed to represent cost unless the performance of the portfolio company, positive or negative, indicates otherwise in accordance with the Policy guidelines. The fair values of equity securities of publicly traded companies are generally based on quoted market prices discounted due to the investment size or market liquidity concerns and for the effect of restrictions on the sale of such securities. Discounts can range from 0% to 40% for investment size and market liquidity concerns. Discounts for restriction on the sale of the investments are 15% in accordance with the provisions of the Policy. The Company maintains custody of its investments as permitted by the Investment Company Act of 1940.

Realized and Unrealized Gain or Loss on Investments

Realized gains or losses recorded upon disposition of investments are calculated as the difference between the net proceeds and the cost basis determined using the specific identification method. All other changes in the value of investments are included as changes in the unrealized appreciation or depreciation in the statement of operations.

Recognition of Interest and Dividend Income

Interest income is recorded on the accrual basis. In the case of dividends on preferred stock investments where the Company has an agreement stipulating dividends payable, the Company accrues the dividends in income on a pro-rata basis during the year. Otherwise, dividends are recorded as income on the ex-dividend date. The Company ceases to accrue dividends and interest income if the investee is more than 120 days delinquent in their payments. Accretion of loans and preferred stock investments are recorded as a component of interest and dividend income in the statement of operations.

NOTES TO FINANCIAL STATEMENTS — Continued

Fee Income

Portfolio investment processing fees are recognized as income upon consummation of the related investment transaction.

Property and Equipment

Property and equipment is stated at cost. Depreciation and amortization of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets ranging from five to seven years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

Deferred Financing Costs

Deferred financing costs consist of origination and processing fees paid in connection with the issuance of SBA debentures. The origination and processing fees are amortized using the effective interest method over the life of the related debentures. Accumulated amortization was $161,103 and $234,425 at June 30, 2002 and 2003, respectively.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating and capital loss carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Net Increase (Decrease) in Stockholders’ Equity Resulting From Operations per Share

Basic earnings per share has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares outstanding. Diluted earnings per share reflects the potential dilution that could occur assuming the inclusion of common share equivalents and has been computed by dividing net increase (decrease) in stockholders’ equity resulting from operations by the weighted average number of common shares and dilutive common share (equivalents outstanding). Dilutive common share equivalents include all outstanding stock options and warrants after applying the treasury stock method.

Stock Option Plan

As permitted under Statement of Financial Accounting Standards (SFAS) No. 123, Accounting for Stock Based Compensation, the Company has chosen to account for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB Opinion No. 25), and related interpretations. Accordingly, compensation cost for stock options is measured as the excess, if any, of the estimated fair value of the Company’s stock at the date of grant over the amount an employee must pay to acquire the stock.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Reclassification

Certain amounts reflected in the 2002 financial statements have been reclassified to conform to the 2003 financial statement presentation.

NOTES TO FINANCIAL STATEMENTS — Continued

(2) INVESTMENTS

Investments consist primarily of preferred stock and debt securities obtained from portfolio companies in accordance with SBIC investment regulations. The financial statements include securities valued at $27,646,823 and $29,418,743 at June 30, 2002 and 2003 (78.8% and 75.7% of assets), respectively. The valuation process completed by management includes estimates made by management and the Executive Committee in the absence of readily ascertainable market values. These estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and those differences could be material.

(3) NOTES RECEIVABLE

Notes receivable at June 30, 2002 and 2003 consisted of the following:

Rate	2002	2003
0.00%	$119,452	$100,050
4.75%	—	48,992
7.00%	—	1,541,000
9.25%	110,000	110,000

Total	$229,452	$1,800,042

The notes are due from a guarantor of one of the Company’s liquidated investments and purchasers of warrant shares in two investee companies.

(4) PROPERTY AND EQUIPMENT

Property and equipment at June 30, 2002 and 2003 consists of the following:

	2002	2003
Furniture and fixtures	$90,216	$86,895
Computer equipment and software	127,012	130,333
Leasehold improvements	31,296	8,311

	248,524	225,539
Less accumulated depreciation and amortization	157,017	164,487

Property and equipment, net	$91,507	$61,052

(5) ACCRUED EXPENSES

Accrued expenses at June 30, 2002 and 2003 consist of the following:

	2002	2003
Accrued accounting and legal expense	$233,173	$42,171
Accrued salaries and benefits	55,159	—
Other accrued expenses	11,676	36,761

Total accrued expenses	$300,008	$78,932

(6) DEBENTURES PAYABLE

Based on its existing regulatory capital, the SBA has approved the issuance of up to $32,400,000 of debentures for the Company. All debentures, if and when issued, bear interest payable semi-annually at a fixed rate and are due at maturity, which is generally 10 years from the date the interest rate is fixed. The debentures are subject to a prepayment penalty for the first five years they are outstanding. During 1999, the Company utilized $12,300,000 of the available amount, $6,000,000 of which bears interest at 7.24% and matures on March 1, 2009 and $6,300,000 of which bears interest at 8.22% and matures on September 1, 2009. During 2000, the Company utilized an additional $7,000,000, which bears interest at 8.64% and matures on March 1, 2010. During 2001, the Company utilized an additional $6,100,000 of the available facility, $3,100,000 of which bears interest at 8.45% and matures on September 1, 2010 and $3,000,000 of which bears interest at 6.89% and matures on September 1, 2011. At June 30, 2003, $7,000,000 of the approved amount remains available for future borrowing.

NOTES TO FINANCIAL STATEMENTS — Continued

(7) INCOME TAXES

The Company’s provision for income taxes for the years ended June 30, 2001, 2002, and 2003 was allocated as follows:

	2001	2002	2003
Income tax expense (benefit) attributable to operations	$(675,000)	$—	$—
Deferred tax expense (benefit) attributable to change in unrealized appreciation/depreciation on investments	191,000	550,000	—
Current tax expense attributable to realized gain on investments	40,000	—	—

Total income tax expense (benefit)	$(444,000)	$550,000	$—

The Company’s income tax expense (benefit) attributable to operations for the years ended June 30, 2001, 2002 and 2003 is as follows:

	2001	2002	2003
Current:
Federal	$(485,000)	$—	$—
State	(99,000)	—	—

Total current taxes	(584,000)	—	—

Deferred:
Federal	(76,000)	—	—
State	(15,000)	—	—

Total deferred taxes	(91,000)	—	—

Total income tax expense (benefit) attributable to operations	$(675,000)	$—	$—

The 2001, 2002 and 2003 actual tax expense (benefit) attributable to operations differs from the amount which would be provided by applying the statutory federal rate to net operating income before income taxes as follows:

	2001	2002	2003
Computed “expected” tax expense	$226,000	$44,000	$171,000
State taxes, net of federal impact	(75,000)	—	—
Nontaxable dividend income	(835,000)	(621,000)	(548,000)
Change in valuation allowance attributable to operations	—	576,000	377,000
Other	9,000	1,000	—

Total income tax expense (benefit) attributable to operations	$(675,000)	$—	$—

The Company’s deferred tax assets and liabilities at June 30, 2002 and 2003 are as follows:

	2002	2003
Deferred tax assets:
Investments, due to recognition of unrealized depreciation and accretion for financial statement purposes	$2,576,000	$—
Property and equipment, due to differing depreciation methods	3,000	4,000
Capital loss carryforward	1,218,000	3,840,000
Net operating loss carryforward	990,000	1,290,000

Total gross deferred tax assets	4,787,000	5,134,000
Less valuation allowance	(4,787,000)	(3,420,000)

Total net deferred tax assets	—	1,714,000
Deferred tax liabilities:
Investments, due to recognition of unrealized appreciation and accretion for financial statement purposes	—	1,714,000

Net deferred tax assets	$—	$—

NOTES TO FINANCIAL STATEMENTS — Continued

The Company’s valuation allowance increased $2,295,000 for the year ended June 30, 2002 and decreased $1,367,000 for the year ended June 30, 2003.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Because the Company’s dividend income is not taxable, the primary source of future taxable income available to the Company will be realized gains on sales of investments, the realization of which is uncertain. Management determined that projected future taxable income does not support the realization of the net deferred tax assets as of June 30, 2003, and a valuation allowance has been recorded to offset the entire net deferred tax assets. At June 30, 2003, the Company has net operating loss carryforwards for federal income tax purposes of $3,594,000, which are available to offset future federal taxable income, if any, through 2022, and a capital loss carryforward of $10,109,000 available to offset capital gains through 2011.

(8) STOCKHOLDERS’ EQUITY

Stock Dividend

On December 7, 1999, the Company declared a 6% stock dividend to shareholders of record as of January 14, 2000. On January 31, 2000, the Company issued 89,493 shares of common stock in conjunction with this dividend. Accordingly, amounts equal to the fair market value (based on quoted market prices) of the additional shares issued have been charged to retained earnings and capitalized as common stock and additional paid-in capital. Historical earnings per share, weighted average shares outstanding and net asset value per share have been restated to reflect the 6% stock dividend.

Undistributed Accumulated Earnings

Undistributed accumulated earnings at June 30, 2002 and 2003 consist of the following:

	2002	2003
Undistributed accumulated investment income	$2,858,873	$3,309,618
Undistributed accumulated net realized gains (losses)	(2,678,889)	(9,575,855)

Undistributed accumulated earnings	$179,984	$(6,266,237)

Effective December 7, 1999, the Executive Committee of the Company’s Board of Directors and the SBA approved the capitalization of $1,200,000 of the Company’s undistributed accumulated earnings, which reduced the undistributed accumulated net realized gains disclosed above.

Stock Repurchase Program

During February 2002, the Company’s Board of Directors approved a stock repurchase program. Under the program, the Company can repurchase up to two percent of its regulatory capital over the next year in open market and in privately negotiated transactions. During the year ended June 30, 2003, the Company acquired 9,000 shares of common stock at a total cost of $25,600, or an average price of $2.84 per share, which represents a discount of 65% in relation to the net asset value per share at June 30, 2003.

Stock Option Plan

During 1998, the Company adopted the Waterside Capital Corporation 1998 Employee Stock Option Plan (the “Plan”) pursuant to which the Company may grant stock options to officers and key employees. The Plan, as amended, authorizes the grant of options to purchase up to 212,000 shares of authorized but unissued common stock. Stock options are granted with an exercise price equal to the stock’s fair market value at the date of grant. All stock options have 10-year terms and vest on a graded schedule, at which time they become fully exercisable. At June 30, 2003, there were 69,140 additional shares available for future grant under the Plan.

NOTES TO FINANCIAL STATEMENTS — Continued

The per share, weighted-average fair value of all stock options granted is $3.3823. The fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions: expected life of five years, expected volatility of 51.01%, expected dividend yield of 0% and risk-free interest rate of 6.23% for options granted in fiscal 2000; and expected life of five years, expected volatility of 67.64%, expected dividend yield of 0% and risk-free interest rate of 4.82% for options granted in fiscal 2001. No options were granted in fiscal 2002 or 2003.

Under the Plan, the employee stock options are dividend protected. As a result, the exercise price of the outstanding options was adjusted downward and the number of options increased so as to equalize the holder’s value before and after a stock dividend or split. As a result of the stock dividend described above, all options outstanding were adjusted in accordance with the Plan.

The Company applies APB Opinion No. 25 in accounting for the Plan and, accordingly, no compensation cost has been recognized for stock option grants in the financial statements. Had the Company determined compensation cost based on the fair value at the grant date for its stock options under SFAS No. 123, the Company’s net increase (decrease) in stockholders’ equity resulting from operations would have been reflected at the pro forma amounts indicated below:

	2001	2002	2003
Net increase (decrease) in stockholders’ equity resulting from operations:
As reported	$(4,835,380)	$(3,321,153)	$4,139,696
Pro forma	(5,011,656)	(3,488,833)	3,972,696
Net increase (decrease) in stockholders’ equity resulting from operations per share — basic and diluted:
As reported	(3.06)	(2.11)	2.66
Pro forma	(3.17)	(2.22)	2.56

Stock option activity during the periods indicated is as follows:

	Number of Shares	Weighted-Average Exercise Price
Balance at June 30, 2000	166,575	$8.762
Granted	50,000	4.125
Forfeited	(22,630)	9.053

Balance at June 30, 2001	193,945	7.533
Forfeited	(1,000)	8.250
Cancelled	(50,085)	9.897

Balance at June 30, 2002	142,860	6.693
Granted	—	—

Balance at June 30, 2003	142,860	6.693

At June 30, 2001, 2002 and 2003, 133,036, 126,194 and 142,860 options, respectively, were exercisable.

The range of exercise prices and weighted-average remaining contractual life of outstanding options at June 30, 2003 is $4.13 – $8.25 and 6.8 years, respectively.

NOTES TO FINANCIAL STATEMENTS — Continued

(9) NET INCREASE (DECREASE) IN STOCKHOLDERS’ EQUITY RESULTING FROM OPERATIONS PER SHARE

The following table sets forth the calculation of basic and diluted net increase (decrease) in stockholders’ equity resulting from operations per share for the years ended June 30, 2001, 2002 and 2003:

	2001	2002	2003
Basic net increase (decrease) in stockholders’ equity resulting from operations per share:
Net increase (decrease) in stockholders’ equity resulting from operations	$(4,835,380)	$(3,321,153)	$4,139,696

Weighted-average number of common shares outstanding	1,581,430	1,576,306	1,554,646

Basic net increase (decrease) in stockholders’ equity resulting from operations per share	$(3.06)	$(2.11)	$2.66

Diluted net increase (decrease) in stockholders’ equity resulting from operations per share:
Net increase (decrease) in stockholders’ equity resulting from operations	$(4,835,380)	$(3,321,153)	$4,139,696

Weighted-average number of common shares outstanding	1,581,430	1,576,306	1,554,646
Dilutive effect of stock options (as determined by using the treasury stock method)	—	—	—

Weighted-average number of common shares and dilutive common shares outstanding	1,581,430	1,576,306	1,554,646

Diluted net increase (decrease) in stockholders’ equity resulting from operations per share	$(3.06)	$(2.11)	$2.66

(10) RELATED PARTY TRANSACTIONS

For the fiscal years ended June 30, 2001, 2002 and 2003 the Company paid fees of approximately $70,000, $17,000 and $18,000, respectively, to an officer and director of the Company and to a partnership owned by an officer and director of the Company for the use of an airplane.

(11) LEASES

The Company has two noncancelable operating leases, primarily for office space, that expire over the next five years.

Future minimum lease payments under noncancelable operating leases (with initial or remaining lease terms in excess of one year) as of June 30, 2003 are:

Year ending June 30,
2004	$33,473
2005	38,860
2006	37,926
2007	37,926
2008	25,284

Total minimum lease payments	$173,469

Net rental expense for operating leases for the years ended June 30, 2001, 2002 and 2003 was $68,056, $67,403 and $58,536, respectively.

(12) COMMITMENTS, CONTINGENCIES AND SUBSEQUENT EVENTS

Employment Agreements

The Company has employment agreements with four active members of management. These agreements provide for a specified annual base salary and certain discretionary and performance-based bonuses. The contracts also provide for stock

NOTES TO FINANCIAL STATEMENTS — Continued

options to be granted to the executives, where the executives may purchase common shares of the Company at the fair value of the Company’s common stock at the time of grant. Annual base salaries under these agreements range from $110,000 to $165,000. The agreements expire on January 31, 2004. If the employees are terminated by the Executive Committee without cause, these employees will receive compensation equal to two times their annual base salary in effect at the time of termination and two times their average bonus received during the previous two years. The Company’s potential commitment for termination benefits at June 30, 2003 is approximately $1,034,000.

Line of Credit

The Company has an open line of credit with a financial institution with a total availability of $2,500,000. The line bears interest at the bank’s prime rate. There were no outstanding borrowings under the line at June 30, 2003. The line of credit expires on November 1, 2003.

Investee Litigation

Litigation involving two former investees was settled during fiscal year 2003, and the Company received $1,418,250 in connection with the settlements. A significant portion of the proceeds was considered to be a recovery of the legal expenses incurred during 2002 and 2003 related to these litigations

(13) CONCENTRATION OF CREDIT RISK

Most of the Company’s portfolio investment companies are located in the Mid-Atlantic region of the United States. In addition, three of the Company’s portfolio investment companies are in the telecommunications industry. As a result, any adverse impact on the economy of that region or the telecommunications industry could adversely impact the Company’s results of operations and financial position.

(14) FAIR VALUE OF FINANCIAL INSTRUMENTS

The following summary disclosures are made in accordance with the provisions of SFAS No. 107, Disclosures About Fair Value of Financial Instruments. Fair value is defined in the statement as the amount at which an instrument could be exchanged in a current transaction between willing parties.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments at June 30, 2002 and 2003:

Cash and cash equivalents, dividends receivable, interest receivable, accounts payable, accrued interest and accrued expenses:

The carrying amounts approximate fair value because of the short maturity of these instruments.

Note receivable:

The carrying amount approximates fair value because the note receivable is due on demand.

Investments in portfolio companies:

The Company’s investments are reflected at fair value in the Company’s balance sheets. The fair value of portfolio investments is determined by the Executive Committee of the Board of Directors or by current market prices, if available, in accordance with the Company’s valuation policy (see note 2).

Debentures payable:

The fair value of the debentures payable is estimated by discounting the future cash flows using current interest rates at which similar notes would be made to borrowers with similar credit ratings. The fair value of the $25,400,000 debentures at June 30, 2002 and 2003 was estimated to be $26,346,000 and $28,751,000, respectively.

(15) EMPLOYEE BENEFIT PLAN

Effective July 1, 1998, the Company adopted the Waterside Capital Corporation Defined Contribution Plan (the Plan). The Plan is available to all employees of the Company, regardless of age, who have completed at least three months of service. Eligible employees may contribute up to 8% of their compensation annually with the Company providing contributions of 100% of the first 6% of participating employees’ contributions. In addition, the Company has the ability to make discretionary contributions, which will be determined by a resolution of the Board of Directors. Total employer expense for the Plan for the years ended June 30, 2001, 2002 and 2003 was $21,248, $34,145 and $37,765, respectively.

SCHEDULE OF PORTFOLIO INVESTMENTS

The Company’s investment portfolio at June 30, 2002 consisted of the following:

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Avery Communications, Inc. Preferred Stock	1,250,000	$1,250,000	$1,250,000
Netplex Group, Inc. Common Stock	66,400	464,800	2,058
Netplex Group, Inc. Preferred Stock	500,000	500,000	500,000
Primal Solutions, Inc. Common Stock	200,000	4,000	6,800

Private Companies:
AmeriComm Direct Marketing, LLC Common Stock	27,696	28	28
Answernet, Inc. Preferred Stock	1,085	728,997	728,997
Capital Markets Group, Inc. Preferred Stock (a)	1,500	1,500,000	—
CCT Holdings (formerly SECC) Common Stock	840,000	60	60
Crispies, Inc. Preferred Stock	400	399,440	399,440
Delta Educational Systems, Inc. Preferred Stock	400	400,000	400,000
Digital Square, Inc. Convertible Preferred Stock (a)	1,210,739	1,513,425	—
Diversified Telecom, Inc. Preferred Stock (a)	1,500	1,500,000	508,512
EPM Development Systems / New Life Preferred Stock	1,500	1,497,487	1,497,487
Eton Court Asset Management, Ltd Preferred Stock (a)	1,000	987,277	—
Fairfax Publishing Co., Inc. Preferred Stock	600	580,448	580,448
Fire King International Preferred Stock	2,000	2,000,000	2,000,000
Jubilee Tech International Convertible Preferred Stock (a)	2,200,000	2,049,947	2,049,947
Phoenix Fabrications, Inc. Preferred Stock (a)	400	283,229	—
Real Time Data Management Svcs, Inc. Preferred Stock	125	115,000	100,000
Signius Investment Corporation Common Stock (b)	2,059	332,595	586,815
Triangle Biomedical Sciences Common Stock (b)	54,743	223,738	268,256
Triangle Biomedical Sciences Preferred Stock (b)	2,200	2,144,272	2,144,272
VentureCom, Inc. Convertible Preferred Stock	278,164	2,000,000	2,000,000
Wireless Systems Engineering, Inc. Common Stock (b)	8,000	2,350,000	281,000

Total equity securities		22,824,743	15,304,120

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
AmeriComm Direct Marketing, LLC	12/29/2005	$750,000	$750,000
Avery Communications, Inc.	12/31/2006	680,681	680,681
Caldwell/VSR, Inc.	12/16/2006	1,637,894	1,637,894
Digital Square, Inc. (a)	Demand	289,250	—
Diversified Telecom, Inc. (a)	5/19/2002	131,238	131,238
Diversified Telecom, Inc. (a)	10/13/2003	69,250	69,250
Eton Court Asset Management, Ltd. (a)	5/18/2004	541,246	541,246
FireKing International	Demand	550,000	550,000
Jubilee Tech International, Inc. (a)	3/21/2002	125,000	125,000
Mayfair Enterprises, Inc.	3/31/2005	816,923	816,923
National Assisted Living, LP (a)	12/31/2004	835,880	—
Netplex Group, Inc.	5/1/2006	500,000	500,000
Netplex Group, Inc.	7/1/2006	733,290	733,290
New Dominion Pictures, LLC	6/1/2006	848,812	848,812
Phoenix Fabrications, Inc. (a)	9/8/2005	379,038	—
Tabet Manufacturing Co., Inc.	12/31/2004	332,819	332,819
Triangle Biomedical Sciences (b)	12/21/2005	200,000	200,000
Triangle Biomedical Sciences (b)	6/30/2005	358,916	358,916
Triangle Biomedical Sciences (b)	6/30/2005	187,101	187,101

Total debt securities		9,967,338	8,463,170

SCHEDULE OF PORTFOLIO INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Answernet, Inc.	69,837	16.50	$268,615	$643,615
Capital Markets Group, Inc.	2,294,118	15.00	—	—
Caldwell/VSR, Inc.	—	5.75	95,270	95,270
Crispies, Inc.	56,250	12.00	2,800	4,800
Digital Square, Inc.	150,000	—	75,000	—
Diversified Telecom, Inc.	8,998	15.00	—	—
EPM Development Systems Corp.	201	7.60	11,600	1,177,415
Eton Court Asset Management, Ltd.	21,848	18.50	34,700	—
Fairfax Publishing Co., Inc.	1,026	20.30	123,238	426,638
Fire King International	67	4.00	—	—
Fire King Security Products, LLC	—	4.00	—	—
Image Vault, LLC	—	4.00	—	—
ISR Solutions, Inc.	534,167	2.25	11,744	801,745
Jubilee Tech International, Inc.	400,000	1.60	240,000	—
Mayfair Enterprises, Inc.	—	22.30	90,000	90,000
National Assisted Living, LP	—	15.00	667,000	—
New Dominion Pictures, LLC	—	9.00	464,650	464,650
Phoenix Fabrications, Inc.	—	25.00	297,000	—
Tabet Manufacturing Co., Inc.	487,500	19.50	175,400	175,400
VentureCom, Inc.	38,943	0.37	—	—

Total options and warrants			2,557,017	3,879,533

Total investments			$35,349,098	$27,646,823

SCHEDULE OF PORTFOLIO INVESTMENTS — continued

The Company’s investment portfolio at June 30, 2003 consisted of the following:

Equity Securities:	Number of Shares	Cost or Contributed Value	Fair Value
Publicly Traded Companies:
Avery Communications, Inc. Preferred Stock	1,250,000	$1,250,000	$1,250,000
Primal Solutions, Inc. Common Stock	200,000	4,000	4,200

Private Companies:
AmeriComm Direct Marketing, LLC Common Stock	27,696	28	185,000
Answernet, Inc. Preferred Stock	150	122,230	122,230
Answernet, Inc. (Signius Invest Corp) Preferred Stock	700	528,048	528,048
Crispies, Inc. Preferred Stock	400	400,000	400,000
Delta Educational Systems, Inc. Preferred Stock	400	400,000	400,000
Digital Square, Inc. Convertible Preferred Stock (a)	1,513,425	1,513,425	—
Diversified Telecom, Inc. Preferred Stock (a)	1,500	1,500,000	118,512
EPM Development Systems / New Life Preferred Stock	1,500	1,500,000	1,500,000
Eton Court Asset Management, Ltd Preferred Stock (a)	1,000	987,277	119,438
Fairfax Publishing Co., Inc. Preferred Stock	600	590,224	590,224
Lakeview Technology Solutions, Inc. Preferred Stock	500	469,015	469,015
New Dominion Pictures, LLC Preferred Stock	250	250,000	250,000
Signius Investment Corporation Common Stock (b)	2,059	332,595	2,046,000
Triangle Biomedical Sciences Common Stock (b)	54,743	223,738	268,256
Triangle Biomedical Sciences Preferred Stock (a & b)	2,200	2,164,945	2,164,945
VentureCom, Inc. Convertible Preferred Stock	278,164	2,000,000	2,000,000
Wireless Systems Engineering, Inc. Common Stock (b)	48,000	281,000	132,000

Total equity securities		14,516,525	12,547,868

Debt Securities:	Maturity	Cost or Contributed Value	Fair Value
Avery Communications, Inc.	12/31/2006	$680,681	$680,681
Caldwell/VSR, Inc.	12/16/2006	1,653,526	1,653,526
Digital Square, Inc. (a)	Demand	289,250	—
Diversified Telecom, Inc. (a)	5/19/2002	131,237	131,237
Diversified Telecom, Inc. (a)	10/13/2003	37,250	37,250
EPM Development Systems / New Life	5/29/2004	58,501	58,501
Eton Court Asset Management, Ltd. (a)	11/15/2007	570,316	570,316
Eton Court Asset Management, Ltd. (a)	5/18/2004	541,246	541,246
FireKing International	12/31/2005	2,550,000	2,550,000
Lakeview Technology Solutions, Inc.	11/1/2007	800,000	800,000
Lakeview Technology Solutions, Inc.	11/1/2009	1,161,779	1,161,779
New Dominion Pictures, LLC	7/1/2006	841,229	841,229
New Dominion Pictures, LLC	7/1/2007	375,000	375,000
Tabet Manufacturing Co., Inc.	12/31/2004	370,191	370,191
Triangle Biomedical Sciences (b)	12/21/2005	200,000	200,000
Triangle Biomedical Sciences (b)	6/30/2005	391,916	391,916
Triangle Biomedical Sciences (b)	6/30/2005	187,101	187,101

Total debt securities		10,839,223	10,549,973

SCHEDULE OF PORTFOLIO INVESTMENTS — continued

Stock Options and Warrants:	Number of Shares	Percentage Ownership	Cost or Contributed Value	Fair Value
Answernet, Inc.	16,937	4.00	$65,149	$334,000
Caldwell/VSR, Inc.	95,270	5.75	95,270	95,270
Crispies, Inc.	61,650	13.00	2,800	5,260
Digital Square, Inc.	150,000	—	75,000	—
EPM Development Systems Corp.	201	7.60	11,600	1,177,415
Eton Court Asset Management, Ltd.	21,848	18.50	34,700	—
Fairfax Publishing Co., Inc.	1,026	20.30	123,238	426,638
ISR Solutions, Inc.	534,167	1.88	9,546	121,919
Jubilee Tech International, Inc.	400,000	1.60		—
Lakeview Technology Solutions, Inc.	122,000	25.00	122,000	122,000
Mayfair Enterprises, Inc.	22	—		—
New Dominion Pictures, LLC	—	12.30	464,650	3,863,000
Tabet Manufacturing Co., Inc.	487,500	19.50	175,400	175,400

Total options and warrants			1,179,353	6,320,902

Total investments			$26,535,101	$29,418,743

(a)	Entity is in arrears with respect to dividend/interest payments.
(b)	This entity is considered an affiliate of the Company.

Shareholder Information

Corporate Office Norfolk, Virginia 500 E. Main Street, Suite 800 Norfolk, Virginia 23510 Telephone: 757-626-1111 Facsimile: 757-626-0114 waterside@watersidecapital.com

Stock Transfer Agent and

Registrar

Investors with questions

concerning account

information, replacing lost or

stolen certificates,

transferring securities or

processing a change of

address should contact:

Registrar and Transfer
Company

10 Commerce Drive

Cranford, New Jersey 07016-3572

Telephone: 800-368-5948

Facsimile: 908-497-2318

Investor Relations

Investors requiring information

about the company should

contact:

Gerald T. McDonald

Chief Financial Officer

Telephone: 757-626-1111

Facsimile: 757-626-0114

gmcdonald@watersidecapital.com

Annual Meeting of Shareholders

The annual shareholders’

meeting will be held

Tuesday, October 21, 2003 at

11:00 a.m. at Kaufman & Canoles,

150 W. Main Street,

Norfolk, Virginia

All shareholders are invited to attend.

Stock Listing

Waterside Capital Corporation

Common Stock is traded on

the Nasdaq Stock Market

under the symbol WSCC.

Independent Public
Accountants

Witt Mares Eggleston Smith,

PLC

Norfolk, Virginia

Corporate Counsel

Kaufman & Canoles

Norfolk, Virginia

Directors and Officers

Directors                                                                                                                                                                             Officers

Peter M. Meredith, Jr.1,2,3

Chairman of the Board

President

Meredith Construction Co., Inc.

J. Alan Lindauer1

President and Chief Executive Officer

James E. Andrews[2]

Principal Owner

Anzell Automotive, Inc.

J.W. Whiting Chisman, Jr.1,2,3

President

Dare Investment Company

Marvin S. Friedberg

Chief Executive Officer

Virginia Commonwealth

Trading Company

Eric L. Fox

Portfolio Manager

Paine Webber

Roger L. Frost2

Retired

Ernest F. Hardee1,3

President and Chief
Executive Officer

Hardee Realty Corporation

Henry U. Harris, III

Director

Virginia Investment Counselors, a division of BB&T Asset Management

Robert I. Low1

Retired

Charles H. Merriman, III1

Retired

Augustus C. Miller

President and Chief
Executive Officer

Miller Oil Co., Inc.

Juan M. Montero, II

General and Thoracic
Surgery

R. Scott Morgan, Sr.1

President

TowneBank

Richard G. Ornstein1

Real Estate Management and Development

Jordan E. Slone

Chairman and Chief
Executive Officer

Harbor Group Companies

J. Alan Lindauer

President and Chief
Executive Officer

Gerald T. McDonald

Secretary and Chief
Financial Officer

Martin N. Speroni

Vice President and
Director of Research

Lex W. Troutman

Vice President and
Business Development
Officer

1  Executive Committee

2  Audit Committee

3  Compensation/Stock Option Committee

WATERSIDE CAPITAL CORPORATION

500 East Main Street • Suite 800 • Norfolk, Virginia 23510

www.waterside@watersidecapital.com